UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 13, 2008

VERACITY MANAGEMENT GLOBAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-52493

Delaware	43-1889792
(State of Incorporation)	(I.R.S. Employer Identification No.)

2655 LeJeune Road, Suite 311, Coral Gables, FL	33134
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, Including Area Code: (305) 728-1359

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On February 14, 2008 Veracity Management Global, Inc. (“VCMG” or “the Company”) announced its revised financial results for the quarter ended September 30, 2007.

The Company will restate its quarterly financial statements from amounts previously reported for the three months ended September 30, 2007. The Company has determined that costs related to a certain stock transaction were previously recorded as non-cash compensation and should have been accounted for as previously granted options being exercised. Notes 3 and 6 have been revised to disclose the options exercised and provide information on subsequent changes.

The effect of the non-cash changes related to accounting for these options exercised on our statement of operations for the three months ended September 30, 2007 was a decrease in our net loss of $547,500. Basic loss attributable to common shareholders per share for the three months ended September 30, 2007 decreased $0.02 per share. The cumulative effect on our balance sheet as of September 30, 2007 was a reduction of additional paid-in capital and accumulated deficit of $547,500.

In all other material respects, the Amended Quarterly Report on Form 10-QSB/A is unchanged from the Quarterly Report on Form 10-QSB previously filed on November 14, 2007. The Amended Quarterly Report on Form 10-QSB/A does not attempt to modify or update any other disclosures set forth in the Form 10-QSB previously filed or discuss any other developments after the respective dates of those filings except to reflect the effects of the restatements described above, certain risk factor disclosure and except as otherwise specifically identified herein. The amendment should also be read in conjunction with our Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2007.

In all other material respects, the financial statements are unchanged and the following is a summary of the restatement adjustments:

As of September 30, 2007

	As Reported	Adjustments	As Restated
Assets
Current assets:
Cash	$164,281		$164,281
Accounts receivable	282,270		282,270
Total current assets	446,551		446,551

Property and equipment, net of depreciation of $3,528 and $2,979	6,689		6,689
Goodwill	150,000		150,000
Total assets	$603,240		$603,240

Liabilities and Stockholders' Deficit

Current liabilities
Accounts payable and accrued expenses	$64,199		$64,199
Accrued interest	4,473		4,473
Line of credit payable	461,078		461,078
Total current liabilities	$529,750		$529,750

Long-term liabilities
Loan payable	11,965		11,965
Notes payable - Stockholders	39,798		39,798
Total long-term liabilities	51,763		51,763

Total liabilities	581,513		581,513

Stockholders' equity :
Preferred stock, $0.001 par value, 5,000,000 shares authorized:
none issued and outstanding	-		-
Common stock, $0.001 par value, 3,500,000,000 shares authorized:
33,273,210 and 36,805,895 shares issued and outstanding
at September 30, 2007 and June 30, 2007, respectively	33,272		33,272
Additional paid-in capital	3,432190	(547,500)(a)	2,884,690
Accumulated deficit	(3,443,735)	547,500(a)	(2,896,235)
Total stockholders' equity	21,727		21,727
Total liabilities and stockholders' equity	$603,240		$603,240

	As Reported	Adjustments	As Restated

Revenues	$454,835		$402,835

Cost of services	402,175		402,175
Gross profit	52,660		52,660

Expenses
Administrative expenses	123,824		123,824
General expenses	743,026	(547,500)(a)	195,526
Selling expenses	122,801		122,801
Depreciation and amortization	549		549
Total expenses	990,200		442,700

Other income	39,632		39,632
Total other income	39,632		39,632

Other expenses
Interest expense	10,792		10,792
Total other expenses	10,792		10,792

Net loss	$(908,700)		$(361,200)

Basic and diluted net loss per share	$(0.03)	0.02(a)	$(0.01)

Weighted average shares	34,995,500		34,995,500

(a) To record reclassification associated with the stock options exercised.

ITEM 8.01 OTHER EVENTS

On February 14, 2008, Veracity issued a press release announcing that its financial reports for the period ended September 30, 2007 will be restated. The press release is attached to this Form 8-K as Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
99.1	Press Release of Veracity Management Global Inc. dated February 14, 2008, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Veracity Management Global, Inc.
By: N. Richard Grassano, CFO
/s/ N. Richard Grassano
Date: February 15, 2008